SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report, November 18, 2003. Date of earliest event reported, October 27, 2003

(Exact name of registrant as specified in its charter)

LOCH HARRIS, INC.

State of incorporation                    IRS Employer Identification Number
----------------------
Nevada                                             87-0418799

              1807 Slaughter LN W 200-506, Austin, Texas 78748-6230
--------------------------------------------------------------------------------
                (Mailing Address of principal executive offices)

Registrant's telephone number, including area code: (512) 328-7808

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


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ITEM 1.   Changes  in  Control  of  Registrant.

          None

ITEM  2.  Acquisition  or  Disposition  of  Assets.

          See Item 5 below.

ITEM  3.  Bankruptcy  or  Receivership.

          Not  applicable.

ITEM 4.   Changes  in  Registrant's  Certifying  Accountant.

          None.  Not  applicable.

ITEM 5.   Other  Events

          The following Order was entered by the District Court of Travis County, Texas, 345th Judicial District on October 27, 2003.


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CASE NO.  GN200180

                                           |         IN THE DISTRICT COURT OF
MARI L. STASSI and ROBERT                  |
STEWART, derivatively on behalf of         |         TRAVIS COUNTY, TEXAS
LOCH HARRIS, INC.; and RICHARD             |
C. MILLER, MICHAEL WHITE, and              |         345th JUDICIAL DISTRICT
RANDY SHILLINGBURG, on behalf of           |
themselves and all others similarly        |         HONORABLE PATRICK O. KEEL
situated,                                  |
                                           |
                Plaintiffs,                |
                                           |
v.                                         |
                                           |
RODNEY A. BOONE, MARK E.                   |
BAKER, CHARLES BLACKWELL,                  |         ORDER REGARDING
and ROBERT B. BAKER,                       |         THE ADDITIONAL
                                           |         SECTION 3(a)(10)
               Defendants,                 |         DISTRIBUTION OF CDEX SHARES
                                           |
LOCH HARRIS, INC.,                         |
                                           |
               Nominal Defendant.          |
                                           |

     Pursuant to this Court's Final Judgment entered June 6, 2003 (Final Judgment), at Paragraph 78 thereof, this Court approved the use of up to 1,200,000 post split CDEX shares owned by Loch Harris, Inc. ("Loch") in exchange for and to resolve certain obligations or claims against Loch under the Section 3(a)(10) exemption of the 1933 Securities Act (the "Additional Section 3(a)(10) Distributions).

     Pursuant to Paragraph 14 of this Court's Order Resolving Certain Issues Prior To Share Exchange entered on October 1, 2003, the parties agreed , based on analyzing the company's other obligations that Loch should make available 10,842,223 post split Class A common shares of CDEX for purposes of the share exchange, the awards to Plaintiffs and the fee and expense award to plaintiffs' counsel and the Court so approved. Stipulation 22 referenced therein agreed that the relinquishment of the 10,842,223 post split shares would leave 1,200,000 post split shares as approved in the Final Judgment at Paragraph 78 thereof.

     Pursuant to Paragraph 79 of the Final Judgment, Loch was obligated to give this Court notice of proposed distributions constituting any portion of the Additional Section 3(a)(10) Distributions at least 30 days prior to such proposed exchange and distribution, by giving notice to the Court with service to the named parties and also service to any person to whom it was proposed to make such exchange of claims and distribution with respect to that person's claim.

Pursuant to Paragraph 79 of the Final Judgment, the named parties would have 10 days from the date of such notice to file an objection to any proposed Additional Section 3(a)(10) Distribution and any person to whom it was proposed to make such exchange and distribution would have 10 days from such notice to file any objection with respect to that person's claim.

Pursuant to Paragraph 79 of the Final Judgment, this Court would promptly have a hearing upon the fairness of the terms and conditions at which all named parties and all persons to whom is was proposed to issue shares of CDEX in exchange for such claims would have the right to appear and after such hearing, this Court would issue an order as to whether it approved of such exchange and distribution pursuant to Section 3(a)(10).

The notice required by Paragraph 79 of the Final Judgment was given on September 26, 2003, the deadline has passed for filing any objections and Loch has brought the matter to the Court's attention for a ruling.

The Court retained continuing jurisdiction to resolve matters such as those presented here without affecting the finality of the Final Judgment. See Final Judgment Paragraph 126.

The CDEX shares referred to below are the post split Class A common shares of CDEX, Inc., a Nevada corporation.

Based on the pleadings, the hearing and other papers on file herein, and for good cause shown,


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THE FOLLOWING IS HEREBY ORDERED, ADJUDGED AND DECREED BY THIS COURT:

     1. 60,000 CDEX shares be transferred to Rodney Jones in exchange for and to resolve any claims he may have against Loch.

     2. 10,000 CDEX shares be transferred to Bruce Ruckel in exchange for and to resolve any claims he may have against Loch.

     3. 10,000 CDEX shares be transferred from Loch to Randy Jeter in exchange for and to resolve any claims he may have against Loch.

     4. 174,420 CDEX shares be transferred from Loch to Mark Baker in exchange for and to resolve any claims he may have against Loch for funds advanced by him on or after September 18, 2001 to or on behalf of Loch.

     5. 890, 000 CDEX shares be transferred from Loch to Frank Arnold in exchange for and to resolve his claims for legal fees and expenses thru September 23, 2003.

     6. 5,580 CDEX shares, consisting of 1,860 CDEX shares each, be transferred to Gary Murphy, David Jones and Brain Turner in exchange for and to resolve any claims they may against Loch.

     7. The Court finds and concludes that the foregoing exchange and distribution of securities is fair and reasonable and is made pursuant to
Section  3(a)(10)  of  the  Securities  Act  of  1933.


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IT IS SO ORDERED.

Dated  OCTOBER 27, 2003
       ----------                  ----------------------------------
                                      The Hon. Patrick O. Keel
                                      District Court Judge


ITEM 6.  Resignations  of  Registrant's  Directors.

         None.  Not  applicable.

ITEM 7.  Financial  Statements  and  Exhibits.

         None.  Not  applicable.

ITEM 8.  Changes  in  Fiscal  Year.

         None.  Not  applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCH HARRIS, INC.                             Registrant


/s/  Rodney A. Boone                          /s/  Mark Baker
-----------------------------------           --------------------------------
Rodney A. Boone, President / DATE             Mark Baker, Secretary / DATE

LOCH HARRIS, INC.
November,18, 2003
FORM 8-K PAGE 2


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